PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2021
PREPAID EXPENSES AND OTHER CURRENT ASSETS
PREPAID EXPENSES AND OTHER CURRENT ASSETS
4.	PREPAID EXPENSES AND OTHER CURRENT ASSETS

		As of December 31,
	Note	2020	2021

Loan to a third party	4 (1)	—	18,171
Others		2,557	7,360
Total		2,557	25,531
(1)

The Company made a US$2,850,000 (equivalent to RMB18,171) loan to a third party in December 2021. The loan bears an interest rate of 5% per annum with a maturity date of March 31, 2022. The borrower paid RMB18,141 to the Company as collateral for the loan which was included in accrued expenses and other current liabilities. On March 31, 2022, the maturity date of the loan was extended to September 30, 2022. The interest rate during the extended period is 5% per annum. In April 2022, the Company received interest income of approximately US$38,000 generated for the original loan term from the borrower.